THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------
Jean A. Arvis           Chairman of the Board of Directors
Thomas C. Barry         Director
W.L. Lyons Brown, Jr.   Director
John A. Bult            Director
Walter J.P. Curley      Director
Pierre H.R. Daviron     Director
Michel Longchampt       Director
Gregory L. Melville     Director
Michel A. Rapaccioli    Director
Jacques Regniez         Director
Moritz Sell             Director
John W. Spurdle, Jr.    Director
Bernard Chauvel         President and Director
Frederick J. Schmidt    Vice President and Treasurer
Steven M. Cancro        Vice President and Secretary

INVESTMENT ADVISER
--------------------------------------------------------------------------------
Indocam International Investment Services
90, boulevard Pasteur
75015 Paris, France

ADMINISTRATOR
--------------------------------------------------------------------------------
Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019

CUSTODIANS
--------------------------------------------------------------------------------
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Credit Agricole Indosuez
9, Quai du President Paul Doumer
92400 Courbevoie, France

SHAREHOLDER SERVICING AGENT
--------------------------------------------------------------------------------
PFPC Inc.
P.O. Box 8030
Boston, MA 02266-8030

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

COUNSEL
--------------------------------------------------------------------------------
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109


[LOGO]

INDOCAM INTERNATIONAL               [GRAPHIC]
INVESTMENT SERVICES
Asset Management



                    THE
[GRAPHIC]           FRANCE
                    GROWTH
                    FUND, INC.


ANNUAL REPORT FOR
THE YEAR ENDED
DECEMBER 31, 2000


[GRAPHIC]

ALSTOM is a leading provider of energy and transport infrastructure. ALSTOM employs more than 140,000 people in over 70 countries and is headquartered in Paris, France. The names and trademarks of ALSTOM (including "ALSTOM" itself) are the exclusive property of ALSTOM S.A.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------
General Information

--------------------------------------------------------------------------------

THE FUND

The France Growth Fund, Inc. (the "Fund") is a diversified, closed-end management investment company the shares of which trade on the New York Stock Exchange ("NYSE"). The Fund's objective is long-term capital appreciation through investments primarily in French equity securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in French equity securities listed on one or more of the seven securities exchanges in France, including those listed on the French over-the-counter market of such exchanges. Other investments may include listed French debt securities, unlisted French equity and debt securities and certain publicly traded equity and debt securities issued by non-French Western European issuers.

THE INVESTMENT ADVISER

Indocam International Investment Services ("IIIS" or the "Investment Adviser") is the Fund's investment adviser and manager. IIIS is a French company registered as a U.S. investment adviser under the Investment Advisers Act of 1940 and is managed by the Indocam Asset Management Group, an indirect wholly-owned subsidiary of the Credit Agricole Group. Indocam Asset Management, through its subsidiaries, had assets under management of approximately U.S. $150 billion at December 31, 2000.

SHAREHOLDER  INFORMATION

Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "France". The Fund's closing daily net asset value is available over the NASDAQ Mutual Fund Quotation Service. The Fund's NYSE trading symbol is "FRF".

Net asset value and market price information is published each Monday in The Wall Street Journal, each Sunday in The New York Times, and each Saturday in Barron's, as well as in other newspapers in tables captioned "Publicly Traded Funds" or "Closed-End Funds". Inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, PFPC Inc. at (800) 331-1710. Please also visit the Fund's website at www.FranceGrowthFund.com for additional information about the Fund.

DISTRIBUTIONS AND DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their names will have all dividends and capital gain distributions (collectively referred to as "distributions") automatically reinvested in additional shares of Common Stock of the Fund by the agent for the Plan and dividend paying agent, PFPC Inc. (the "Dividend Agent"), unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash (other than those distributions payable solely in Common Stock) will receive a check in U.S. dollars mailed directly to such shareholders by the Dividend Agent on or about the date declared by the Board of Directors as the payment date for each such distribution. Shareholders who prefer not to have their distributions automatically reinvested should notify the Fund in writing c/o PFPC Inc., Dividend Agent for the Fund, at P.O. Box 8030, Boston, Massachusetts 02266. If a shareholder has not previously elected to receive cash distributions and the Dividend Agent does not receive notice of an election to receive cash distributions from the shareholder prior to the record date of any distribution, the shareholder will automatically receive such distribution in additional shares of Common Stock of the Fund.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------
General Information (continued)

--------------------------------------------------------------------------------

Distributions with respect to shares registered in the name of a broker or nominee will be reinvested under the Plan unless that service is not provided by the broker or nominee or unless the shareholder elects to receive distributions in cash by giving notice of such election as provided above. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name in order to participate in the Plan. Shareholders whose shares are held in the name of the broker or nominee should contact the broker or nominee for details.

If the Board of Directors of the Fund declares a distribution payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Stock. Whenever the Fund's market price is equal to or exceeds net asset value at the time Common Stock is valued for the purpose of determining the number of shares equivalent to the cash distribution, participants will be issued shares of Common Stock at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the distribution payment date, or if that date is not a trading day on the NYSE, the immediately preceding trading day. If net asset value exceeds the market price of the Common Stock at such time, or if the Fund should declare a dividend or capital gain distribution payable in cash, the Dividend Agent will, as agent for the participants, purchase shares of Common Stock in the open market, on the NYSE or elsewhere, for the participants' account on, or in any event within 30 days after, the payment date. In such case, the price of the shares for each participant will be the average market price at which the shares have been purchased by the Dividend Agent. If, before the Dividend Agent has completed its open market purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Dividend Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the distribution had been paid in Common Stock issued by the Fund.

Participants in the Plan may withdraw from the Plan by providing written notice to the Dividend Agent at least 30 days prior to the applicable dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for full shares credited to the account under the Plan will, upon request, be issued. Each participant has the right to receive certificates for full shares of Common Stock owned by such participant. Whether or not a participant requests a certificate for full shares, a cash payment will be made for any fraction of a share credited to such account.

The Dividend Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information required by shareholders for personal and tax records. Common Stock in the account of each Plan participant will be held by the Dividend Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. The Dividend Agent will distribute all proxy soliciting material to participating shareholders.

There will be no charge to participants for reinvesting distributions. The Dividend Agent's fees for the handling of the reinvestment of distributions will be borne by the Fund. There will be no brokerage charges with respect to Common Stock issued directly by the Fund as a result of dividends or capital gain distributions payable either in Common Stock or in cash. However, each participant's account will

The France Growth Fund, Inc.
--------------------------------------------------------------------------------
General Information (continued)

--------------------------------------------------------------------------------

be charged a pro-rata share of brokerage commissions incurred with respect to the Dividend Agent's open market purchases in connection with the reinvestment of distributions. The automatic reinvestment of distributions will not relieve participants of any income tax which may be payable on such distributions. In the case of non-U.S. participants whose distributions are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Dividend Agent will reinvest distributions after deducting the amount required to be withheld.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, as applied to any distribution paid subsequent to notice of the change sent to the members of the Plan, at least 90 days before the record date for such distribution. The Plan may also be amended or terminated by the Fund by at least 90 days' written notice to members of the Plan. Participants may obtain additional information about the Plan from the Dividend Agent. All correspondence and inquiries concerning the Plan should be directed to the Dividend Agent c/o PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266 or by calling (800) 331-1710.

STOCK REPURCHASE PROGRAM

The Board of Directors adopted a stock repurchase program pursuant to which the Fund may purchase from time to time in the open market up to an aggregate of 10% per annum of the outstanding shares of its Common Stock, as long as the Common Stock is trading at a discount from net asset value. During the years ended December 31, 2000 and 1999, the Fund repurchased 190,000 shares and 65,333 shares, respectively, of its Common Stock.

TENDER OFFER

At the December 2000 Board Meeting, the Board of Directors approved a tender offer for Common Stock of the Fund in a continuing effort to enhance shareholder value. The tender offer commenced on January 31, 2001 and will expire at midnight on February 28, 2001 (the "Expiration Date"), unless the offer is extended. Pursuant to the terms approved by all directors present at the meeting, the Fund will purchase up to 20% of its outstanding shares (3,018,000 shares) at a price equal to 98% of the Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange on the Expiration Date. The Fund will issue a press release announcing the results of the tender offer as soon as they are available following the Expiration Date.

THE TAX-ADVANTAGED MANAGED DISTRIBUTION PLAN

In 1998, the Board of Directors adopted a tax-advantaged managed distribution plan (the "Distribution Plan") designed to reduce the discount of the Fund's share price to its net asset value.

This innovative Distribution Plan takes into account the Fund's current unrealized long-term capital gains by distributing an amount equal to at least 3% per quarter (at least 12% annually) of the Fund's net assets determined as of the end of the prior calendar year. To the extent possible, the distribution will be funded by the realization of long-term capital gains. In adverse market conditions, a distribution could constitute a return of capital. The Plan's three-year term will expire in 2001. The Board intends to evaluate the Distribution Plan in June to determine whether it will be in the best interests of the Fund's shareholders to continue the Plan.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------
General Information (concluded)

--------------------------------------------------------------------------------

VOLUNTARY ADVISORY FEE WAIVER

The Investment Adviser, to more closely align its interests with those of shareholders, has agreed to a voluntary policy, which it can discontinue at its discretion, whereby a portion of its fee will be waived to reflect the discounted market price of its shares. The advisory fee will be reduced by the same percentage, if any, as the shares are trading at a discount. The advisory fee will not be increased to the extent the Fund's shares trade at a premium to net asset value.

AMENDMENT TO BY-LAWS

At the June 2000 Board Meeting, the Board of Directors adopted an amendment to the Fund's By-Laws to reflect recent changes in Maryland law. The advance notice provisions in the By-Laws have been changed so that shareholders are now required to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for director, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the By-Laws. The advance notice provisions were amended to provide the Fund and its directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders.

The Board adopted additional amendments at the December 2000 Board Meeting to allow, effective immediately, any two directors on the Board to be able to call a special meeting of the Board. Additionally, the By-Laws were amended to allow shareholders to call a special meeting of shareholders if 40% of the outstanding shares are voted in favor (reduced from 50%). This By-Law amendment is to take effect as of the 2002 Annual Meeting.

Please contact the secretary of the Fund for additional information regarding the advance notice requirements, the procedures to follow for a shareholder to call a special meeting of shareholders or for information regarding other amendments to the By-Laws.

OTHER INFORMATION

Since December 31, 1999, there have been no (i) material changes in the Fund's investment objectives or policies, (ii) material changes in the principal risk factors associated with investment in the Fund, and (iii) change in the persons primarily responsible for the day-to-day management of the Fund.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

Letter to Shareholders

--------------------------------------------------------------------------------

Dear Shareholder:

From commencement of investment operations of The France Growth Fund, Inc. (the "Fund") on May 18, 1990 through December 31, 2000, the Fund recorded a return (including dividends) of 289.66% on a euro basis. For the same period Societe de Bourse Francaise 120 Index (the "SBF 120 Index") posted a return (excluding dividends) of 189.19%. Thus, since the beginning of investment operations, the Fund has outperformed the SBF 120 Index by approximately 100.47%.

On a US dollar basis, the Fund reported a net asset value ("NAV") return of 211.39% (including dividends) from the commencement of investment operations through December 31, 2000. For the same period, the SBF 120 Index recorded a return (excluding dividends) of approximately 130.45%. Thus, in US dollar terms, the Fund has outperformed the SBF 120 Index by approximately 80.94% since the beginning of operations.

For the fiscal year ended December 31, 2000, the Fund reported a NAV return of -6.99% on a euro basis (-13.18% in US dollar terms) underperforming the SBF 120 Index by 6.25% on a euro basis (5.84% in US dollar terms).

Unfortunately, the Fund experienced a disappointing performance in 2000, principally during the last quarter, which proved particularly difficult in terms of both absolute and relative performance. Primarily, there are three reasons attributable to this underperformance.

First of all, our investment strategy, which had been focused on growth stocks, suffered. As demonstrated in the following graph, the SBF 120 Index's performance does not reflect the performance gap between value and growth companies. Therefore, our strategy suffered throughout the second half of 2000 compared to 1999 when it had proven very successful.


       [The following table represents a line chart in the printed piece.]

                      GROWTH STOCKS UNDERPERFORMED IN 2000

                     (Indices Based at 100 in December 1999)

                                          MSCI France        MSCI France
                       MSCI France        Growth Stocks -    Value Stocks -
                       in USD             in USD             in USD

12/31/99               100                100                100
1/3/00                 100.76             100.51             101.03
1/4/00                  97.82              95.98              99.8
1/5/00                  94.85              91.67              98.29
1/6/00                  94.45              90.73              98.47
1/7/00                  95.59              92.25              99.19
1/10/00                 97.25              94.92              99.77
1/11/00                 97                 95.12              99.02
1/12/00                 96.08              93.77              98.57
1/13/00                 97.02              95.09              99.1
1/14/00                 98.15              96.82              99.59
1/17/00                 98.9               98.62              99.21
1/18/00                 96.14              96.08              96.2
1/19/00                 95.9               95.15              96.72
1/20/00                 96.92              97.09              96.73
1/21/00                 96.12              96.28              95.96
1/24/00                 95.69              95.81              95.57
1/25/00                 94.63              94.78              94.47
1/26/00                 95.11              96.4               93.72
1/27/00                 94.56              96.29              92.71
1/28/00                 94.58              96.57              92.45
1/31/00                 93.32              95.04              91.48
2/1/00                  94.61              96.91              92.15
2/2/00                  97.59             100.68              94.28
2/3/00                 102.3              106.75              97.52
2/4/00                 103.79             109.38              97.78
2/7/00                 102.45             107.07              97.49
2/8/00                 104.97             110.35              99.2
2/9/00                 105.12             111.63              98.13
2/10/00                103.48             109.58              96.94
2/11/00                105.01             112.6               96.87
2/14/00                104.22             111.87              96
2/15/00                101.64             106.83              96.06
2/16/00                101.01             105.12              96.59
2/17/00                103.15             108.24              97.68
2/18/00                101.27             106.35              95.81
2/21/00                 99.68             104.72              94.28
2/22/00                101.73             106.96              96.12
2/23/00                102.69             109.14              95.75
2/24/00                102.93             109.62              95.75
2/25/00                103.23             111.22              94.65
2/28/00                100.66             107.65              93.16
2/29/00                101.63             109.27              93.43
3/1/00                 103.58             112.01              94.52
3/2/00                 107.24             119.33              94.25
3/3/00                 107.05             119.48              93.69
3/6/00                 107.63             118.81              95.62
3/7/00                 105.59             115.33              95.12
3/8/00                 104.18             113.13              94.57
3/9/00                 106.67             117.08              95.5
3/10/00                107.53             119.13              95.06
3/13/00                104.81             115.43              93.39
3/14/00                104.5              114.08              94.2
3/15/00                102.42             110.46              93.8
3/16/00                103.84             109.92              97.33
3/17/00                104.29             111.38              96.68
3/20/00                105.16             113.31              96.43
3/21/00                104.73             111.85              97.1
3/22/00                103.06             109.2               96.47
3/23/00                103.75             110.74              96.26
3/24/00                105.61             114.14              96.46
3/27/00                107                116.19              97.15
3/28/00                107.88             117.27              97.79
3/29/00                105.99             114.43              96.93
3/30/00                102.92             108.11              97.36
3/31/00                102.68             107.14              97.9
4/3/00                  99.53             101.2               97.42
4/4/00                 101.02              99.33             102.08
4/5/00                  98.94              97.06             100.18
4/6/00                 101.5              102.53              99.97
4/7/00                 102.77             104.85             100.25
4/10/00                103.9              107.49              99.94
4/11/00                102.55             103.66             100.93
4/12/00                101.59             101.68             100.97
4/13/00                101.69             101.47             101.35
4/14/00                 98.47              96.56              99.76
4/17/00                 98.11              97.4               98.25
4/18/00                 98.96              99.58              97.84
4/19/00                 98.15              99.31              96.51
4/20/00                 99.05             100.76              96.9
4/21/00                 99.05             100.76              96.9
4/24/00                 99.07             100.78              96.92
4/25/00                 99.15              99.33              98.44
4/26/00                100.04             100.4               99.16
4/27/00                 96.61              96.31              96.39
4/28/00                 99.24              99.75              98.23
5/1/00                  98.93              99.43              97.92
5/2/00                 101.09             102.7               99.03
5/3/00                  97.38              98.48              95.82
5/4/00                  98.33              98.6               97.54
5/5/00                  99.25             100.04              97.97
5/8/00                  98.93              99                 98.33
5/9/00                  97.54              95.59              98.87
5/10/00                 96.91              92.79             100.3
5/11/00                 98.05              94.73             100.68
5/12/00                 99.55              96.88             101.56
5/15/00                 99.82              96.74             102.2
5/16/00                101.08              99.3              102.23
5/17/00                 97.89              95.62              99.52
5/18/00                 98.47              95.89             100.4
5/19/00                 94.59              90.02              98.4
5/22/00                 94.05              88.45              98.84
5/23/00                 95.34              90.15              99.75
5/24/00                 93.04              87.57              97.71
5/25/00                 94.69              90.03              98.6
5/26/00                 96.59              92.64              99.81
5/29/00                 98.04              93.9              101.43
5/30/00                100.61              97.72             102.82
5/31/00                101.85              99.18             103.83
6/1/00                 104.95             104.33             104.98
6/2/00                 107.68             107.24             107.54
6/5/00                 107.61             106.87             107.74
6/6/00                 108.06             106.9              108.6
6/7/00                 106.36             103.9              108.13
6/8/00                 106.44             104.77             107.46
6/9/00                 106.62             104.91             107.67
6/12/00                106.94             105.23             108
6/13/00                107.28             104.68             109.18
6/14/00                108.48             106.38             109.9
6/15/00                106.14             103.17             108.4
6/16/00                106.27             101.98             109.78
6/19/00                106.91             102.75             110.29
6/20/00                107.13             103.29             110.21
6/21/00                105.09             100.7              108.7
6/22/00                104.08              99.52             107.84
6/23/00                104.85             101.04             107.91
6/26/00                105.61             102.01             108.46
6/27/00                105.97             101.83             109.33
6/28/00                106.87             102.84             110.12
6/29/00                104.14              98.96             108.49
6/30/00                105.64             100.08             110.34
7/3/00                 106.01             100.19             110.97
7/4/00                 105.41              98.27             111.62
7/5/00                 105.63              98.85             111.49
7/6/00                 105.61              98.72             111.58
7/7/00                 106.78             100.68             111.99
7/10/00                106.1               99.86             111.46
7/11/00                105.79              98.82             111.83
7/12/00                105.92              99.37             111.56
7/13/00                105.43              99.29             110.69
7/14/00                105.66              99.51             110.93
7/17/00                106.09             100.72             110.63
7/18/00                104.23              97.86             109.71
7/19/00                102.98              96.88             108.21
7/20/00                103.92              97.24             109.7
7/21/00                103.15              96.2              109.18
7/24/00                103.93              96.48             110.43
7/25/00                104.28              97.11             110.53
7/26/00                104.87              97.87             110.95
7/27/00                104.64              96.48             111.82
7/28/00                101.84              92.72             109.95
7/31/00                103.86              94.83             111.87
8/1/00                 103.54              94.76             111.31
8/2/00                 102.04              93.06             110.02
8/3/00                  98.23              88.97             106.48
8/4/00                 100.41              91.25             108.55
8/7/00                 101.31              91.72             109.86
8/8/00                 100.43              90.11             109.69
8/9/00                 100.86              90.68             109.97
8/10/00                102.12              92.18             111
8/11/00                101.49              91.07             110.82
8/14/00                102.3               91.98             111.54
8/15/00                103.8               93.2              113.3
8/16/00                104.39              93.61             114.06
8/17/00                103.97              92.55             114.24
8/18/00                102.66              90.23             113.89
8/21/00                101.73              89.52             112.76
8/22/00                100.27              87.91             111.45
8/23/00                 99.78              87.51             110.88
8/24/00                100.24              88.49             110.85
8/25/00                102.43              90.95             112.78
8/28/00                102.26              91.45             111.96
8/29/00                102.47              91.56             112.27
8/30/00                102.15              91.69             111.52
8/31/00                101.27              91.46             110.03
9/1/00                 105.37              96.34             113.1
9/4/00                 106.89              98.22             114.15
9/5/00                 104.3               95.27             112.05
9/6/00                 102.55              92.59             111.45
9/7/00                 102.19              91.94             111.46
9/8/00                  99.82              89.38             109.37
9/11/00                 98.87              87.35             109.74
9/12/00                 99                 87.46             109.87
9/13/00                 97.59              85.66             108.99
9/14/00                 98.32              87.69             108.15
9/15/00                 98.17              86.96             108.68
9/18/00                 95.77              84.56             106.36
9/19/00                 95.92              85.36             105.72
9/20/00                 93.41              82.82             103.34
9/21/00                 91.62              80.85             101.8
9/22/00                 94.79              84.18             104.69
9/25/00                 95.05              85.57             103.6
9/26/00                 95.14              84.93             104.56
9/27/00                 95.57              85.55             104.74
9/28/00                 95.45              84.82             105.37
9/29/00                 94.76              84.32             104.46
10/2/00                 95.84              84.93             106.07
10/3/00                 95.91              85.25             105.84
10/4/00                 93.83              82.89             104.17
10/5/00                 94.11              83.12             104.49
10/6/00                 93.01              80.85             104.8
10/9/00                 90.91              78.43             103.14
10/10/00                91.2               78.26             103.97
10/11/00                89.04              75.77             102.27
10/12/00                88.45              75.58             101.21
10/13/00                89.28              77.36             100.89
10/16/00                88.32              77.19              99.01
10/17/00                88.04              76.17              99.64
10/18/00                85.97              73.56              98.27
10/19/00                87.08              75.67              98.13
10/20/00                87.95              77.33              98.03
10/23/00                88.37              77.78              98.41
10/24/00                90.46              80.14             100.11
10/25/00                88.8               78.21              98.84
10/26/00                87.72              76.84              98.12
10/27/00                90.12              80.19              99.32
10/30/00                90.74              80.41             100.39
10/31/00                92.44              81.13             103.21
11/1/00                 93.66              82.24             104.54
11/2/00                 93.9               82.46             104.79
11/3/00                 94.26              83.1              104.81
11/6/00                 93.34              82.07             104.05
11/7/00                 93.77              81.97             105.1
11/8/00                 92.53              80.12             104.62
11/9/00                 91.91              79.25             104.32
11/10/00                90.68              77.21             104.12
11/13/00                88.67              74.68             102.8
11/14/00                91.25              78.1              104.29
11/15/00                92.47              79.49             105.26
11/16/00                91.72              78.53             104.79
11/17/00                89.75              75.67             103.94
11/20/00                87.42              72.87             102.24
11/21/00                87.85              73.67             102.23
11/22/00                85.69              71.68              99.93
11/23/00                87.22              73.28             101.33
11/24/00                88.06              74.2              102.04
11/27/00                89.35              75.71             103.03
11/28/00                88.59              74.16             103.24
11/29/00                89.03              74.62             103.65
11/30/00                88.08              72.93             103.61
12/1/00                 88.27              73.08             103.84
12/4/00                 87.78              72.65             103.3
12/5/00                 90.38              75.7              105.28
12/6/00                 90.24              76.67             103.8
12/7/00                 90.95              76.77             105.22
12/8/00                 89.9               76.27             103.55
12/11/00                90.93              79.06             102.63
12/12/00                90.54              77.96             103.02
12/13/00                89.16              75.31             103.05
12/14/00                89.63              76.24             103.01
12/15/00                89.68              75.58             103.85
12/18/00                90.24              76.06             104.49
12/19/00                90.72              76.29             105.22
12/20/00                89.3               73.91             104.87
12/21/00                89.9               74.86             105.08
12/22/00                91.22              75.51             107.13
12/25/00                91.22              75.51             107.13
12/26/00                91.76              75.95             107.76
12/27/00                93.06              77.05             109.27
12/28/00                93.52              77.01             110.27
12/29/00                94.95              78.1              112.06
1/1/01                  94.95              78.1              112.06
1/2/01                  93.81              76.14             111.82
1/3/01                  91.77              74.07             109.84
1/4/01                  93.63              77.12             110.37
1/5/01                  93.48              76.16             111.11
1/8/01                  92.87              75.17             110.93
1/9/01                  90.76              73.22             108.67
1/10/01                 90.54              73.35             108.07
1/11/01                 92.27              74.68             110.21
1/12/01                 94.29              77.84             110.95
1/15/01                 93.65              76.4              111.21
1/16/01                 92.41              75.08             110.07
1/17/01                 93.3               76.9              109.92
1/18/01                 94.2               78.33             110.24
1/19/01                 92.97              77.35             108.75
1/22/01                 93.59              77.57             109.81
1/23/01                 93.28              76.83             109.95
1/24/01                 92.51              75.92             109.37
1/25/01                 92.91              75.56             110.56
1/26/01                 93.06              75.75             110.67
1/29/01                 92.19              74.79             109.93
1/30/01                 93.18              75.9              110.76
1/31/01                 95.14              78.47             112.04

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

Letter to Shareholders (continued)

--------------------------------------------------------------------------------

Secondly, our forecast had anticipated a soft-landing. Greatly affected by the first real signs of a slowdown in the US, the market became so nervous that it tilted towards the worst-case scenario (a hard-landing). At this time, our forecast is not so negative, and our outlook remains reasonably optimistic. We believe that the market's currently excessive pessimism will be corrected during the first half of 2001 much in the same way that the excessive euphoria that occurred at the beginning of 2000 was corrected later in the year.

Lastly, our bottom-up approach to stock selection was not successful. Our ground work included company visits as well as a sizeable team of financial analysts used to help select the best investments. However, neither was able to shelter the Fund from the general downturn in certain sectors in this bearish market. The technology sector was oversold without selectivity, as was the information technology ("IT") services sector. Under these conditions, the Fund was unable to outperform the market.

At December 31, 2000 the NAV per share of the Fund was US $12.05 down from US $18.13 at December 31, 1999. Under the Tax-Advantaged Managed Distribution Plan, the Fund makes quarterly distributions from realized long-term capital gains in an amount equal to at least 3% per quarter (at least 12% annually) of the Fund's net assets as of the end of the prior fiscal year. During fiscal year 2000, the Fund distributed $3.9056 per share, or approximately 21.54% of its December 31, 1999 NAV.

The market price at December 31, 2000 of US $ 10.50 was also down from the market price of the Fund of US $15.3125 at December 31, 1999. The discount to net asset value was 12.9% at December 31, 2000 and ranged between 8.4% and 19.8% in 2000.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

Letter to Shareholders (continued)

--------------------------------------------------------------------------------

ECONOMIC AND FINANCIAL OVERVIEW

The French economy performed very well during 2000. French gross domestic product ("GDP") growth, approximately 3.2%, was among the top of European countries. Economic conditions were very good for businesses even though conditions deteriorated visibly during the second half of 2000. Strong internal demand combined with a very favorable monetary environment and the weakness of the euro boosted the competitiveness of European companies to unprecedented levels.

       [The following table represents a line chart in the printed piece.]

                           WEAK EURO THROUGHOUT 2000

           The Euro Currency vs.
           The US Dollar

12/31/97   1.09039998
1/7/98     1.07360005
1/14/98    1.07500005
1/21/98    1.07190001
1/28/98    1.08449996
2/4/98     1.08270001
2/11/98    1.07490003
2/18/98    1.07570004
2/25/98    1.08019996
3/4/98     1.07589996
3/11/98    1.06509995
3/18/98    1.07169998
3/25/98    1.07149994
4/1/98     1.05879998
4/8/98     1.07190001
4/15/98    1.08860004
4/22/98    1.09169996
4/29/98    1.09050000
5/6/98     1.10819995
5/13/98    1.10049999
5/20/98    1.10500002
5/27/98    1.09819996
6/3/98     1.10399997
6/10/98    1.08889997
6/17/98    1.09290004
6/24/98    1.08609998
7/1/98     1.07659996
7/8/98     1.07640004
7/15/98    1.08510005
7/22/98    1.09290004
7/29/98    1.10309994
8/5/98     1.10420001
8/12/98    1.10270000
8/19/98    1.08679998
8/26/98    1.08239996
9/2/98     1.11759996
9/9/98     1.13320005
9/16/98    1.15569997
9/23/98    1.15929997
9/30/98    1.17030001
10/7/98    1.21259999
10/14/98   1.18959999
10/21/98   1.18680000
10/28/98   1.18060005
11/4/98    1.17190003
11/11/98   1.16569996
11/18/98   1.17330003
11/25/98   1.14769995
12/2/98    1.16919994
12/9/98    1.17270005
12/16/98   1.17420006
12/23/98   1.16869998
12/30/98   1.17040002
1/6/99     1.17200005
1/13/99    1.17030001
1/20/99    1.15709996
1/27/99    1.15030003
2/3/99     1.13460004
2/10/99    1.13220000
2/17/99    1.12329996
2/24/99    1.09529996
3/3/99     1.09179997
3/10/99    1.09549999
3/17/99    1.10080004
3/24/99    1.09210002
3/31/99    1.07959998
4/7/99     1.07959998
4/14/99    1.08109999
4/21/99    1.06070006
4/28/99    1.06330001
5/5/99     1.06780005
5/12/99    1.06729996
5/19/99    1.06570005
5/26/99    1.04779994
6/2/99     1.03579998
6/9/99     1.04310000
6/16/99    1.03149998
6/23/99    1.03110003
6/30/99    1.03120005
7/7/99     1.02240002
7/14/99    1.02069998
7/21/99    1.05009997
7/28/99    1.06140006
8/4/99     1.07630002
8/11/99    1.06589997
8/18/99    1.05369997
8/25/99    1.04550004
9/1/99     1.05939996
9/8/99     1.05990005
9/15/99    1.03960001
9/22/99    1.05030000
9/29/99    1.06079996
10/6/99    1.07070005
10/13/99   1.07620001
10/20/99   1.07770002
10/27/99   1.05280006
11/3/99    1.04809999
11/10/99   1.04349995
11/17/99   1.03929996
11/24/99   1.01960003
12/1/99    1.00779998
12/8/99    1.02460003
12/15/99   1.00349998
12/22/99   1.00800002
12/29/99   1.00469995
1/5/00     1.03369999
1/12/00    1.02719998
1/19/00    1.00989997
1/26/00    1.00119996
2/2/00     0.97210002
2/9/00     0.98989999
2/16/00    0.98369998
2/23/00    1.00370002
3/1/00     0.96810001
3/8/00     0.95709997
3/15/00    0.96890002
3/22/00    0.96149999
3/29/00    0.95330000
4/5/00     0.96560001
4/12/00    0.95779997
4/19/00    0.94050002
4/26/00    0.92350000
5/3/00     0.89160001
5/10/00    0.91130000
5/17/00    0.89090002
5/24/00    0.90740001
5/31/00    0.92739999
6/7/00     0.95709997
6/14/00    0.95889997
6/21/00    0.94620001
6/28/00    0.94590002
7/5/00     0.95649999
7/12/00    0.94430000
7/19/00    0.92420000
7/26/00    0.94220001
8/2/00     0.91380000
8/9/00     0.89760000
8/16/00    0.91170001
8/23/00    0.89389998
8/30/00    0.89340001
9/6/00     0.87809998
9/13/00    0.86449999
9/20/00    0.84750003
9/27/00    0.88120002
10/4/00    0.87279999
10/11/00   0.87390000
10/18/00   0.84759998
10/25/00   0.82859999
11/1/00    0.85759997
11/8/00    0.85630000
11/15/00   0.85939997
11/22/00   0.84329998
11/29/00   0.86000001
12/6/00    0.88459998
12/13/00   0.87550002
12/20/00   0.90679997
12/27/00   0.93059999
1/3/01     0.94580001
1/10/01    0.94069999
1/17/01    0.93040001
1/24/01    0.92280000
1/31/01    0.92989999


In the autumn of 2000, industrial output grew 4% annualized and production facilities were saturated. Increased tension at production levels contributed to greater capital spending, which according to the latest available statistics, grew 10% during the year, its strongest growth of the last decade. Consumer confidence was the main driver of French growth. The remarkable improvement in the labor market, with more than 420,000 jobs created in 2000, fuelled a 4% increase in consumption.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

Letter to Shareholders (continued)

--------------------------------------------------------------------------------

       [The following table represents a line chart in the printed piece.]

            CONSUMER CONFIDENCE AS THE MAIN DRIVER OF FRENCH GROWTH

            French
            Unemployment     French Household
            Rate (%)         Confidence Indicator

Q4 90       8.9              -26
            9                -18
            9.3              -24
            9.6              -26
            9.9              -33
            10.1             -25
            10.3             -25
            10.5             -27
            10.8             -33
            11.1             -29
            11.5             -31
            11.9             -33
            12.3             -33
            12.4             -25
            12.5             -18
            12.2             -15
            11.9             -20
            11.8             -20
            11.6             -11
            11.4             -26
            11.6             -42
            12.1             -32
            12.3             -33
            12.4             -35
            12.5             -35
            12.5             -31
            12.5             -19
            12.5             -18
            12.4             -24
            12.1             -17
            11.9             -12
            11.8             -7
            11.7             -15
            11.5             -9
            11.4             -7
            11.2             -3
            10.8             -6
            10.2             -2
            9.8              4
            9.6              -6
Q4 00       9.3              0


However, France's good economic figures for 2000 mask the significant slowdown in activity since the spring, linked to the rise in oil prices borne mainly by consumers. In September 2000, soaring oil prices and a clear deterioration in the labor climate tempered the euphoria that had prevailed up to that point.

At the end of the year, the downturn in the US affected foreign demand, showing visible signs of weakening, particularly in industrial activities. Growth estimates for the second half of 2000 decreased 0.7%.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

Letter to Shareholders (continued)

--------------------------------------------------------------------------------

       [The following table represents a line chart in the printed piece.]

           FRENCH GROWTH REVISED DOWNWARD DURING SECOND HALF OF 2000

                  In France, our expected growth in 2001: 2.4%

French Growth Percentage

0.0146            Q4 91
0.0248
0.0151
0.011
0.0012
-0.0113
-0.0095
-0.0115
-0.0036
0.008
0.0126
0.0231
0.029
0.024
0.0267
0.0181
0.007
0.0115
0.0062
0.0108
0.0132
0.0108
0.016
0.0188
0.0297
0.0327
0.0351
0.0332
0.0282
0.0271
0.026
0.03
0.0352
0.0347
0.034
0.0299
0.0299
0.0299
0.0299
0.0299
0.0299            Q4 01


Nonetheless, the outlook for 2001 remains positive. The most recent indicators tend to confirm this optimistic view based on a continuing strong internal demand. Households will benefit from the tax cuts announced last September while the recent softening of oil prices will boost purchasing power. Labor market conditions are also expected to remain positive. At the same time, the introduction of the euro has prevented monetary speculation among member countries. This newfound stability constitutes an effective shield for the monetary policies of the different member countries and consequently protects consumer confidence and corporate investment levels.

Overall, the euro's ability to resist US turbulence seems relatively high as long as the correction in the US is not excessive. Our French growth forecast for 2001 is approximately 2.4%.

THE EQUITY MARKET

In 2000, the Paris market did not repeat the exceptional performance of the preceding three years. Although, in local currency terms, the stock market closed the year at virtually unchanged levels, the euro's sharp fall against the US dollar harmed investors by approximately 6.65%. Even though the French market significantly underperformed during the last quarter of 2000, it managed to outperform other European markets by approximately 3.47% for the year.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Letter to Shareholders (continued)

--------------------------------------------------------------------------------

       [The following table represents a line chart in the printed piece.]

             THE FRENCH MARKET UNDERPERFORMED THE EUROPEAN MARKETS
                         DURING THE SECOND HALF OF 2000

                       Indices Based at 100 in June 2000

SBF 120    MSCI Europe
Index      (including France)
in USD     in USD

100        100             06/00
100.14     100.98
99.7       100.85
100.08     100.77
99.85      101.05
100.85     102.07
100.11     102.24
99.93      101.97
99.89      102.05
99.49      101.61
99.71      102.15
100.23     102.45
98.62      101.38
97.51      100.65
98.35      101.34
97.9       100.59
98.4       100.72
98.92      101.23
99.37      101.17
99.19      98.99
96.49      97.67
98.21      98.28
97.97      98.15
96.61      97.27
93.22      95.49
95.22      96.63
95.94      97.43
95.14      96.76
95.49      97.45
96.58      98.22
96.09      97.97
96.84      98.69
98.18      99.33
98.68      99.58
98.33      99.35
97.2       98.94
96.34      98.57
95.08      98.36
94.46      97.8
94.86      98.24
97.05      98.45
96.86      98.26
96.87      97.43
96.56      96.99
96.07      97.26
99.73      99.72
101.12     100.46
98.76      98.44
97         97.21
96.56      96.54
94.4       94.72
93.51      94.25
93.57      93.58
92.26      93.06
92.9       93.6
92.67      92.83
90.51      91.45
90.38      91.38
88.12      89.93
86.6       89.31
89.63      92.34
89.99      92.46
90.05      92.18
90.45      92.73
90.33      92.68
89.74      92.91
90.71      93.35
90.78      93.39
88.97      92.76
89.23      93.05
88.12      92.34
86         90.45
86.33      90.45
84.25      89.23
83.53      88.62
84.08      89.07
83.4       88.56
83.24      87.65
81.35      86.94
82.33      88.26
83.2       88.46
83.52      88.97
85.49      90.89
83.96      89.27
83.13      88.76
85.36      90.86
85.96      91.38
87.57      92.39
88.75      93.31
88.94      93.37
89.3       93.73
88.57      93.53
88.93      93.31
87.84      92.79
87.17      92.29
85.98      91.78
84.06      90.21
86.45      92.1
87.66      92.46
86.85      91.48
85.1       91.23
82.95      89.61
83.34      89.71
81.4       87.5
82.67      87.77
83.44      88.82
84.85      90.22
84.14      89.55
84.53      89.63
83.75      88.83
84.01      90.36
83.71      90.82
86.12      92.67
86.1       92.11
86.51      92.09
85.8       92.63
86.59      93.36
86.13      93
84.86      92.54
85.2       92.09
85.17      91.22
85.69      91.44
86.21      92.01
85.08      90.86
85.55      90.5
86.93      91.42
86.93      91.42
87.45      91.86
88.66      93.4
89.12      93.59
90.54      94.66
90.54      94.66
89.51      94.37
87.43      93.3
89.13      94.89
89         95.12
88.39      94.53
86.53      93
86.46      92.44
88.11      94.3
89.94      94.51
89.37      94.26
88.15      92.91
88.97      94.15
90.08      95.08
89.11      94.02
89.58      93.97
89.33      94.32
88.6       93.68
88.82      93.7
88.86      93.69
88.02      93.69
89.05      94.06
90.78      94.65          01/01


Two factors resulting mainly from stock market conditions during the second half of 2000 explain this relatively disappointing performance: a return to economic growth rates more in line with the rest of Europe and the correction of TMT (technology, media and telecommunications) stocks, which are more strongly represented in the French market (32.8% in France compared to 26% in Europe).

After reaching an historical high on September 4, 2000, the market became very vulnerable to any piece of unfavorable news. The sharp rise in oil prices, the euro's inexorable slide, and especially the sudden reduced visibility of the US economy all prompted investors to take refuge in defensive sectors during the second half of the year.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

Letter to Shareholders (continued)

--------------------------------------------------------------------------------

       [The following table represents a bar chart in the printed piece.]

          SBF INDEX SECTOR PERFORMANCE DURING THE SECOND HALF OF 2000

Energy                 -3.3%

Base Products           7.4%

Construction           -5.1%

Capital Goods         -26.0%

Automobiles/
Autopart Suppliers      9.1%

Consumer Goods         14.3%

Food & Beverage        -6.3%

Retail                 -4.0%

Services              -17.1%

Real Estate             1.2%

Financial Services     -2.0%

SBF 120 Index: -9.45%
SBF Second Marche Index in USD: -1.30%


Non-cyclical  consumer  goods  such  as  pharmaceuticals,   cosmetics  and  food
attracted many investors. Similarly, the protection provided by the utilities, retail and property sectors was accentuated by the easing of long rates.

Among stocks considered sensitive to current economic conditions, the only exceptions were the rebounds in the basic products and automotive sectors. The downturn in oil prices during mid-November resulted in a drop in oil share prices and a significant rise for stocks in sectors that depend directly on oil prices.

The entire technology and telecoms (capital goods) sectors fell sharply as did software services, media and internet stocks. Telecoms were hit by the high cost of third generation UMTS licences and high debt levels. Media stocks were affected by suppositions of a drastic drop in dot.com advertising budgets, as well as from the overall deterioration of the economic outlook. IT and technology stocks were hit by an unprecedented wave of profit-warnings emanating from US rivals. New-economy companies plummeted under the sometimes-grounded fears of bankruptcy. In other words, since mid-March 2000, nervousness had reached such high levels in the financial markets that they had fallen into a virtually uniform state of depression by the end of December 2000. The customary year-end rally did not occur as the markets continued to focus on the possible impact of a recession in 2001 as well as the now rapid fall in the earnings consensus.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

Letter to Shareholders (continued)

--------------------------------------------------------------------------------

INVESTMENT STRATEGY

During 2000, we began strengthening positions in defensive sectors (for example, non-durable consumer goods, particularly food as well as the aerospace/defense sector). In the consumer goods sector we selected Essilor International, which seemed inexpensively valued in view of the multiples achieved by L'Oreal on identical earnings growth. Our selections also included Sanofi Synthelabo and Groupe Danone, both of which benefited from significant earnings upgrades. In the aerospace/defense sector, we initially purchased EADS (Airbus Industries) at extremely low valuation levels with the prospect for synergies further confirmed during the summer by the announcement of numerous civil and military contracts. We then switched to Thales, which was subsequently awarded significant military contracts.

In October 2000, we reduced positions in the food retail sector and strengthened the selective retail sector. Since the end of the first quarter 2000, the defensive portion of the portfolio had a significant overweighting in food retail stocks. Based on analysis stemming from our meetings with company managers, we decided to adjust the allocation by selling Carrefour Supermarche and Casino Guichard Perrachon et Cie and buying Pinault Printemps Redoute SA, a company that is still growing strongly with a mainly European geographic exposure.

       [The following table represents a bar chart in the printed piece.]

              MAIN SHIFTS BY SECTOR DURING THE SECOND HALF OF 2000

Energy                    0.3%

Capital Goods            -0.3%

Automobiles/
Autoparts Suppliers      -0.5%

Consumer Goods            5.0%

Food & Beverage           1.7%

Services                 -4.3%

Financial Services       -1.5%

Diversified Holdings     -0.5%

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

Letter to Shareholders (continued)

--------------------------------------------------------------------------------

We also sold stocks most sensitive to US economic conditions, including Accor, Club Mediterranee, Publicis and Lagardere SCA. For similar reasoning, we reduced positions in STMicroelectronics, Schneider Electric SA, Rhodia SA and LVMH, all highly sensitive to US dollar trends and US economic conditions. Rebounds for certain technology stocks offered additional disposal opportunities that included Bouygues, Alcatel and Neopost SA. After meetings with management, we decided to also sell Equant and Dassault Systemes SA. Additionally, we switched out of small stocks, selling UBI-Soft Entertainment SA, Avenir Telecom and Ilog SA. During November 2000, in the wake of the continuous stream of disappointing news relating to e-commerce, we disposed of Wanadoo. Unfortunately, Sagem SA's profit-warning was unanticipated. When we had visited the company the week prior to the profit-warning announcement, management did not seem to be preparing the financial community for unfavorable news. Following the announcement and despite the share price adjustment, we sold the position. Conversely, we strengthened our position in Vivendi Universal, very badly treated by the market towards the end of the year. The arbitraging period should now be over, paving the way for valuation to come more in line with the fundamentals.

At the end of 2000, competition in the banking sector stiffened with management teams noting increased pressure on margins. After a period of unprecedented earnings growth, the margin for growth now seems far more limited, and therefore, we reduced our exposure to Credit Lyonnais SA.

       [The following table represents a bar chart in the printed piece.]

           OVER/UNDER SECTOR ALLOCATION vs. BENCHMARK (SBF 120 INDEX)

Retail                   4.1%

Energy                   2.0%

Consumer Goods           1.3%

Capital Goods            0.4%

Services                 0.1%

Real Estate             -0.3%

Automobiles/
Autoparts Suppliers     -0.4%

Basic Products          -1.0%

Food & Beverage         -1.2%

Construction            -1.3%

Diversified Holdings    -1.3%

Financial Services      -2.2%

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

Letter to Shareholders (continued)

--------------------------------------------------------------------------------

          AT DECEMBER 31, 2000, THE FUND'S TEN LARGEST FRENCH HOLDINGS
                        REPRESENTED 52.7% OF NET ASSETS:

--------------------------------------------------------------------------------
           SECURITIES                                  ACTIVITY
--------------------------------------------------------------------------------
         TOTAL FINA SA                                  ENERGY
        VIVENDI UNIVERSAL                              SERVICES
           ALCATEL                                   CAPITAL GOODS
      FRANCE TELECOM SA                              CAPITAL GOODS
         AVENTIS SA                                  CONSUMER GOODS
           AXA SA                                  FINANCIAL SERVICES
    CARREFOUR SUPERMARCHE                               RETAIL
      SANOFI SYNTHELABO                              CONSUMER GOODS
 PINAULT PRINTEMPS REDOUTE SA                           RETAIL
        CAP GEMINI SA                                  SERVICES
--------------------------------------------------------------------------------

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

Letter to Shareholders (continued)

--------------------------------------------------------------------------------

MARKET OUTLOOK

       [The following table represents a line chart in the printed piece.]

          TRENDS IN ANALYSTS' EARNINGS GROWTH FORECASTS FOR 2000-2001
                            SBF 120 INDEX COMPANIES:

          Trend of   Trend of
          Expected   Expected
          2000 EPS   2001 EPS

           17.8
2/99       17.5
3/99       17.6
4/99       18.3
"5/99"     17.9
6/99       19.1
7/99       19.5
"8/99"     19.5
09/99      20.6
10/99      19.9
"11/99"    20.8
12/99      20.7
1/00       21.5      17.2
"2/00"     22.6      16.8
3/00       24.2      16.7
4/00       24.7      17.1
"5/00"     26.1      17
6/00       28.6      16.8
7/00       28.8      17.5
"8/00"     30.2      17.7
9/00       33.1      16.2
10/00      32.1      17.8
"11/00"    33.3      16.3
"12/00"    33.9      15.8


The first half of 2001 will most certainly be marked by the economic slowdown in the US with US corporate earnings releases undoubtedly continuing to disappoint. The French market continues to be influenced by the US, making it difficult to identify a momentum specific to the European market. The euro's recovery against the US dollar could rapidly become an additional concern relative to the overall level of activity in Europe.

The Fed's next rate cut will be very much awaited by the markets. Additionally, the recent fall in oil prices allows greater optimism about inflationary pressures. These two factors could inject a little confidence into the market in the beginning of the year. With savings still flowing into equities, Europe seems to be a rather attractive zone for a global portfolio during early 2001. The key will be the timing and effectiveness of easier policy.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

Letter to Shareholders (continued)

--------------------------------------------------------------------------------

                              FRENCH MARKET RATIOS

                                                       CURRENT LEVEL
                                                    BASED ON CONSENSUS
                                                         ESTIMATES
SBF 120 INDEX                                     AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
Earning Growth - 2000 (Estimate)                           33.9%
--------------------------------------------------------------------------------
Earning Growth - 2001 (Estimate)                           15.8%
--------------------------------------------------------------------------------
Price Earning Ratio - 2000 (Estimate)                      25.0x
--------------------------------------------------------------------------------
Price Earning Ratio - 2001 (Estimate)                      21.6x
--------------------------------------------------------------------------------
Price / Book Value - 2000                                   3.30%
--------------------------------------------------------------------------------
Global Yield - 2000                                         1.95%
--------------------------------------------------------------------------------
10-year Bond Yield                                          5.05%
--------------------------------------------------------------------------------
Short-Term Rate (3months)                                   4.86%
--------------------------------------------------------------------------------

In strategy terms, we still believe in our soft-landing scenario and therefore the attractions of the defensive winners of 2000 should diminish with each rate cut. While telecoms will continue to tap investors for cash and telecom equipment companies will struggle facing a slow down in growth, software services should benefit from a recovery in book orders. The banking sector should also initially benefit from falling interest rates as investors typically are encouraged to take financial or capital market exposures before taking economic risks and venture to industrial cyclicals.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

Letter to Shareholders (concluded)

--------------------------------------------------------------------------------

       [The following table represents a pie chart in the printed piece.]

                    PORTFOLIO BREAKDOWN AT DECEMBER 31, 2000
                         (AS A PERCENTAGE OF NET ASSETS)

Other Assets Less Liabilities             4.3%

Energy                                   10.3%

Basic Products                            0.7%

Construction                              2.4%

Capital Goods                            21.3%

Automobiles/Autopart Suppliers            2.1%

Consumer Goods                           15.4%

Food & Beverage                           3.9%

Retail                                   10.9%

Services                                 17.4%

Financial Services                       11.3%

--------------------------------------------------------------------------------

We appreciate your continued interest and investment in the French economy, market place and The France Growth Fund, Inc.

Sincerely,

/s/ Bernard Chauvel                      /s/ Jean A. Arvis
-------------------                      -----------------
Bernard Chauvel                          Jean A. Arvis
PRESIDENT                                CHAIRMAN OF THE BOARD
The France Growth Fund, Inc.             The France Growth Fund, Inc.


February 9, 2001

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 2000
--------------------------------------------------------------------------------
FRENCH EQUITIES--95.71%
--------------------------------------------------------------------------------
 SHARES                                                                VALUE
--------                                                           ------------

AUTOMOBILES/AUTOPART SUPPLIERS--2.11%
    1,985    Peugeot SA .......................................... $    451,819
   47,520    Renault SA ..........................................    2,477,536
   20,281    Valeo ...............................................      906,112
                                                                   ------------
                                                                      3,835,467
                                                                   ------------
BASIC PRODUCTS--0.74%
    9,020    Air Liquide .........................................    1,346,421
                                                                   ------------
CAPITAL GOODS--21.27%
    8,726    Algeco SA ...........................................      909,890
  205,095    Alcatel (a) .........................................   11,656,308
   70,260    Alstom ..............................................    1,815,062
  126,047    France Telecom SA ...................................   10,887,666
   13,047    Legrand .............................................    2,635,116
   22,370    Schneider Electric SA ...............................    1,632,817
  128,205    STMicroelectronics (b) ..............................    5,600,264
   23,505    Thales ..............................................    1,127,214
   51,540    Thomson Multimedia (b) ..............................    2,413,087
                                                                   ------------
                                                                     38,677,424
                                                                   ------------
CONSTRUCTION--2.38%
   31,935    Bouygues ............................................    1,447,487
   23,000    Bouygues Offshore SA ................................    1,047,901
   21,931    Lafarge SA ..........................................    1,839,757
                                                                   ------------
                                                                      4,335,145
                                                                   ------------
CONSUMER GOODS--15.43%
  111,408    Aventis SA (a) ......................................    9,785,399
   12,554    Clarins .............................................    1,026,011
   13,865    Essilor International ...............................    4,526,111
   8,200     Hermes International ................................    1,162,395
   58,845    L'Oreal .............................................    5,046,972
   97,440    Sanofi Synthelabo ...................................    6,498,995
                                                                   ------------
                                                                     28,045,883
                                                                   ------------
ENERGY--10.31%
   25,440    Geophysique Cie Generale (b) ........................    1,711,121
  114,434    Total Fina SA (a) ...................................   17,027,889
                                                                   ------------
                                                                     18,739,010
                                                                   ------------
FINANCIAL SERVICES--11.30%
   61,225    AXA SA (a) .......................................... $  8,857,274
   59,612    Banque Nationale de Paris ...........................    5,235,954
   51,037    Credit Lyonnais SA ..................................    1,783,523
   75,175    Societe Generale ....................................    4,675,182
                                                                   ------------
                                                                     20,551,933
                                                                   ------------
FOOD & BEVERAGE--3.89%
   77,325    Altadis SA ..........................................    1,184,017
   15,320    Groupe Danone .......................................    2,311,292
   53,960    LVMH (a) ............................................    3,573,647
                                                                   ------------
                                                                      7,068,956
                                                                   ------------
RETAIL--10.85%
  105,533    Carrefour Supermarche (a) ...........................    6,632,312
   13,900    Casino Guichard Perrachon et Cie ....................    1,402,393
    2,294    Castorama Dubois Investisment .......................      594,775
    9,928    Marionnaud Parfumeries (b) ..........................    1,294,499
      993    Marionnaud Parfumeries
             Warrants expiring 06/30/02 (b) ......................       13,059
   29,300    Pinault Printemps Redoute SA ........................    6,300,340
   22,235    Rallye SA ...........................................    1,295,029
   25,875    Rexel SA ............................................    2,187,628
                                                                   ------------
                                                                     19,720,035
                                                                   ------------
SERVICES--17.43%
   31,533    Canal Plus ..........................................      113,156
   36,454    Cap Gemini SA .......................................    5,883,272
   21,806    Infogrames Entertainment (b) ........................      393,303
   26,842    M6-Metropole Television .............................    1,007,354
   65,228    NRJ Group (b) .......................................    1,865,217
   20,955    Television Francaise 1 (TF1) ........................    1,131,895
   14,150    Sodexho Alliance SA .................................    2,622,612
   26,580    Suez-Lyonnaise des Eaux SA ..........................    4,856,520
   20,000    Unilog SA ...........................................    1,596,980
  185,453    Vivendi Universal (a) ...............................   12,212,440
                                                                   ------------
                                                                     31,682,749
                                                                   ------------

TOTAL FRENCH EQUITIES
  (cost--$153,706,089) ...........................................  174,003,023
                                                                   ------------

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

Portfolio of Investments (concluded)
December 31, 2000
--------------------------------------------------------------------------------

TIME DEPOSIT--0.03%
--------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                               VALUE
---------                                                          ------------
  $59,000    Brown Brothers Harriman & Co.
               Grand Cayman, 5.50% (c)
               (cost--$59,000). .................................. $     59,000
                                                                   ------------
TOTAL INVESTMENTS
  (cost--$153,765,089)--95.74% ...................................  174,062,023
OTHER ASSETS LESS LIABILITIES--4.26%. ............................    7,736,302
                                                                   ------------
NET ASSETS (applicable to 15,090,000
  shares; equivalent to $12.05 per
  share)--100.00% ................................................ $181,798,325
                                                                   ============

----------
(a) Portion of security has been segregated to collateralize securities index futures contracts. Value of segregated securities totaled $23,299,213 at December 31, 2000.
(b)  Non-income producing security.
(c) Variable rate account--rate resets on a monthly basis; amount available upon 48 hours' notice. The rate shown is the rate in effect on December 31, 2000.

                See accompanying notes to financial statements.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
     Investments in securities, at value (cost--$153,765,089) ... $174,062,023 Cash (including euros at affiliates of $16,614,260
       with a cost of $16,028,371) ..............................    16,614,995
     Receivable for avoir fiscal ................................       884,670
     Receivable from an affiliate for variation margin
       on futures contracts .....................................       136,300
     Prepaid expenses and other assets ..........................       197,391
                                                                   ------------
          Total assets ..........................................   191,895,379
                                                                   ------------
LIABILITIES:
     Distribution payable .......................................     9,690,798
     Advisory fee payable .......................................       113,002
     Administration fee payable .................................        16,637
     Accrued expenses ...........................................       276,617
                                                                   ------------
          Total liabilities .....................................    10,097,054
                                                                   ------------
NET ASSETS:
     Common stock, $0.01 par value; 15,090,000 shares
       issued and outstanding (100,000,000 shares
       authorized) ..............................................       150,900
     Additional paid-in capital .................................   159,327,638
     Accumulated net investment loss ............................      (174,321)
     Accumulated net realized gain ..............................     1,520,222
     Net unrealized appreciation of investments,
       futures contracts and other assets and
       liabilities denominated in euros .........................    20,973,886
                                                                   ------------
          Net assets applicable to shares outstanding ...........  $181,798,325
                                                                   ============
NET ASSET VALUE PER SHARE .......................................        $12.05
                                                                         ======

                See accompanying notes to financial statements.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

Statement of Operations
For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends, including $514,107 of
       avoir fiscal (net of French
       withholding taxes of $407,592)..........  $  2,170,658
     Interest .................................        35,496      $  2,206,154
                                                 ------------      ------------
EXPENSES:
     Advisory fees ............................     2,024,647
     Custodian and accounting fees ............       444,920
     Audit and legal fees .....................       386,641
     Administration fees ......................       251,608
     Directors' fees and expenses .............       241,905
     Shareholder meetings and
       relations expense ......................       141,376
     Reports to shareholders ..................       129,638
     Insurance expense ........................        36,716
     Transfer agent fees ......................        29,709
     New York Stock Exchange listing fee ......        24,260
     Other expenses ...........................        21,867
                                                 ------------
     Total expenses ...........................     3,733,287
     Less: fees waived by Investment Adviser ..      (260,656)
                                                 ------------
     Net expenses .............................                       3,472,631
                                                                   ------------
     Net investment loss ......................                     (1,266,477)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS:
         Net realized gain (loss) on:
           Investments ........................                      48,393,685
           Futures contracts ..................                        (273,156)
           Foreign currency transactions ......                       1,033,379
         Net change in unrealized
           appreciation/depreciation of:
           Investments ........................                     (81,979,388)
           Futures contracts ..................                          92,797
           Other assets and liabilities
             denominated in euros .............                         574,569
                                                                   ------------
         Net realized and unrealized loss on
           investments, futures contracts and
           foreign currency transactions ......                     (32,158,114)
                                                                   ------------
NET DECREASE IN NET ASSETS FROM
  INVESTMENT OPERATIONS .......................                    $(33,424,591)
                                                                   ============

                See accompanying notes to financial statements.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                  FOR THE YEAR     FOR THE YEAR
                                                      ENDED           ENDED
                                                  DECEMBER 31,     DECEMBER 31,
                                                      2000            1999
                                                  ------------     ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ..............  $ (1,266,477)    $    177,483
     Net realized gain on investments,
       futures contracts and foreign
       currency transactions ...................    49,153,908       58,920,578
     Net change in unrealized
       appreciation/depreciation of
       investments, futures contracts
       and other assets and liabilities
       denominated in euros ....................   (81,312,022)      25,284,930
                                                  ------------     ------------
     Total income (loss) from
       investment operations ...................   (33,424,591)      84,382,991
                                                  ------------     ------------
DIVIDENDS AND DISTRIBUTIONS:
       From net investment income                           --          (38,784)
       From net realized gain on investments ...   (59,343,429)     (58,225,331)
                                                  ------------     ------------
     Total dividends and distributions .........   (59,343,429)     (58,264,115)
                                                  ------------     ------------
CAPITAL STOCK TRANSACTIONS:
       Cost of shares repurchased ..............    (2,458,057)        (970,167)
                                                  ------------     ------------
       Net increase (decrease) in net assets ...   (95,226,077)      25,148,709

NET ASSETS:
       Beginning of year .......................   277,024,402      251,875,693
                                                  ------------     ------------
       End of year .............................  $181,798,325     $277,024,402
                                                  ============     ============

                See accompanying notes to financial statements.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 2000
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The France Growth Fund, Inc. (the "Fund") was incorporated in the State of Maryland on February 20, 1990 as a diversified, closed-end management investment company. Prior to commencing investment operations on May 18, 1990, the Fund had no activities other than the sale on May 4, 1990 to Credit Agricole Indosuez (formerly, Banque Indosuez), an affiliate of the Investment Adviser of the Fund as well as the subcustodian for the Fund's assets in France, of 9,000 shares of common stock for $100,440.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

VALUATION OF INVESTMENTS--All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination on the principal exchange on which they are traded or, if no sales price is available at that time, at the last quoted bid price for such securities (however, if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than the last quoted bid price). Options are valued in a like manner, as are futures contracts, except that sales of open futures contracts are valued using the closing settlement price or, in the absence of such price, the most recently quoted asked price. Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting the contracts. Securities and assets for which market quotations are not readily available (including unlisted securities and securities that are not readily marketable) are valued at fair value as determined in good faith by, or under the direction of the Fund's Board of Directors. There were no securities held by the Fund for which market quotations were not readily available at December 31, 2000. Short-term investments having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase is greater than 60 days, unless the Board of Directors determines that such values do not represent the fair value of such investments. Assets and liabilities initially expressed in euros are translated into U.S. dollars at the noon buying rate in New York for cable transfers payable in euros (the "Federal Reserve Exchange Rate"), as certified for customs purposes by the Federal Reserve Bank of New York as quoted on the day of such translation, or if no such rate is quoted on such date, the previously quoted Federal Reserve Exchange Rate, or at such other appropriate rate as may be determined by the Board of Directors.

U.S. FEDERAL TAX STATUS--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

FRENCH WITHHOLDING TAX--Dividend income from French companies is subject to French withholding tax at a rate of 15%. Pursuant to the income tax treaty between the U.S. and France, the Fund is entitled to recover a credit ("avoir fiscal") for French taxes paid by a French company with respect to such dividend,

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

--------------------------------------------------------------------------------

equal to 21.25% of the dividend amount (25% tax rate less 15% withholding on such tax). Pursuant to the 2001 French budget passed in December 2000, the avoir fiscal, previously equal to 40% of dividends paid less 15% withholding tax on such credit has been reduced to 25% of dividends paid less 15% withholding tax and was applicable to dividends paid retroactive to January 1, 2000. Accordingly, the Fund recorded an adjustment of approximately $254,000 to dividend income for the year ended December 31, 2000 to reflect the change in the avoir fiscal rate. Further, pursuant to the French 2001 budget, the avoir fiscal has been reduced to 15% of dividends paid less withholding tax for dividends paid beginning January 1, 2001. The Fund makes such claims for the refunds to the extent it qualifies for the benefit under the income tax treaty. Interest income and gains on the sale or exchange of stock in French companies realized by the Fund are not subject to French withholding tax.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") except for certain dividends from French securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in euros are translated at the prevailing rates of exchange on the valuation date; and (2) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

Net foreign currency gain (loss) from valuing euro denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized appreciation of investments, futures contracts and other assets and liabilities denominated in euros. Net realized gain (loss) on foreign currency transactions is treated as ordinary income (loss) for income tax reporting purposes.

FUTURES CONTRACTS--The Fund may seek to hedge all or a portion of its investments or to maintain a fully invested position through the use of securities index and financial futures contracts. Upon entering into a futures contract, the Fund is required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. On the expiration date, payments are made or received by the Fund reflecting the aggregate change in the value of the contract. Upon the closing of a contract, the Fund will recognize a realized gain or loss.

Futures contracts are subject to the risk associated with the imperfect correlation between movements in the price of the future and the price of the securities being hedged. The risk of imperfect correlation increases with respect to securities index futures as the composition of the Fund's portfolio diverges from the composition of the index underlying such futures. In addition, there is no assurance that a liquid

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

--------------------------------------------------------------------------------

secondary market will exist at the time the Fund elects to close out a futures position. The Fund is also subject to risk should the counterparty to a futures contract not perform under the contract.

During the year ended December 31, 2000, the Fund entered into securities index futures contracts with Carr Futures SNC, an affiliate of the Investment Adviser. At December 31, 2000, the Fund had the following open securities index futures contracts which were collateralized by segregated securities valued at $23,299,213:

                                                EUR
                                              COST ON
  NUMBER OF                    EXPIRATION   ORIGINATION      EUR VALUE     U.S.$ VALUE     UNREALIZED
  CONTRACTS          TYPE         DATE          DATE         12/31/00       12/31/00      APPRECIATION
---------------  ------------  ----------  -------------   -------------   -----------    ------------
Long positions:
     150         CAC 40 Index    1/31/01   EUR 8,787,408   EUR 8,932,500   $8,391,264       $136,300
                                                                                            ========

OPTION  TRANSACTIONS--For  hedging  purposes,  the Fund may  purchase  and write
(sell) put and call options on French securities and security indices. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as a realized gain. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the underlying security in determining whether the Fund has realized a gain or loss. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option and the losses realized could be unlimited. Exercise of an option written by the Fund could result in the Fund buying or selling a security or currency at a price different from the current market value. The Fund did not purchase nor write any options during the year ended December 31, 2000.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. As a result of permanent book/tax differences, the Fund's accumulated net investment loss was decreased by $1,548,356, accumulated net realized gain was decreased by $1,033,379 and additional paid-in capital was decreased by $514,977, relating to realized foreign currency losses and a

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

--------------------------------------------------------------------------------

net operating loss for the year ended December 31, 2000. Net income and net assets were not affected by such reclassifications.

On December 6, 2000, the Board of Directors declared a long-term capital gain distribution of $0.6422 per share. The distribution was paid on January 12, 2001, to shareholders of record on December 18, 2000.

INVESTMENT ADVISER AND ADMINISTRATOR

Indocam International Investment Services, the Investment Adviser, has an Investment Advisory and Management Agreement ("Advisory Agreement") with the Fund. In accordance with the Advisory Agreement, the Investment Adviser provides investment advisory services, makes investment decisions and supervises the acquisition and disposition of securities and other investments held by the Fund and provides other portfolio management services. As compensation for its services, the Investment Adviser is paid a monthly fee at an annual rate of 0.90% of the value of the Fund's average weekly net assets up to $100 million and 0.80% of such net assets in excess of $100 million. During the year ended December 31, 2000, the Investment Adviser voluntarily waived $260,656 of its fees.

Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated ("PaineWebber"), has an Administration Agreement with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator is paid a monthly fee at an annual rate of 0.12% of the value of the Fund's average weekly net assets up to $100 million, 0.10% on the next $100 million of such net assets, and 0.08% on such net assets in excess of $200 million, subject to a minimum fee of $150,000.

TRANSACTIONS  WITH  AFFILIATES

For the year ended December 31, 2000, certain direct and indirect subsidiaries of the Credit Agricole Group--Cheuvreux de Virieu and Carr Futures SNC--received $46,859 and $1,470, respectively, in brokerage commissions as a result of executing agency transactions on investment securities and futures contracts on behalf of the Fund. In addition, Credit Agricole Indosuez earned fees of approximately $46,636 in its capacity as subcustodian for the Fund of which approximately $1,859 was unpaid at December 31, 2000. At December 31, 2000, the Fund had $16,115,615 and $498,645 at Credit Agricole Indosuez and Carr Futures SNC (on deposit for open futures contracts), respectively.

An employee of PaineWebber serves as a director of the Fund.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 2000, was $153,871,301. Accordingly, net unrealized appreciation of investments of $20,190,722 was composed of gross appreciation of $27,015,428 for those investments having an excess of value over cost and gross depreciation of $6,824,706 for those investments having an excess of cost over value.

For the year ended December 31, 2000, aggregate purchases and sales of portfolio securities (excluding short-term securities) were $192,010,303 and $257,678,488, respectively.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------

CAPITAL STOCK

There were 15,090,000 shares of $0.01 par value capital stock outstanding as of December 31, 2000. For the year ended December 31, 2000, the Fund repurchased 190,000 shares of its common stock on the open market at a total cost of $2,458,057 including brokerage commissions. These shares were repurchased at an average market price per share of $12.88 (before commissions) and a weighted average discount from net asset value of 12.14%.

For the period November 22, 1999 (commencement of repurchase program) through December 31, 1999, the Fund repurchased 65,333 shares of its common stock on the open market at a total cost of $970,167 including brokerage commissions. These shares were repurchased at an average market price per share of $14.79 (before commissions) and a weighted average discount from net asset value of 16.00%.

These shares were repurchased pursuant to the Fund's stock repurchase program approved by the Fund's Board of Directors authorizing the Fund to purchase up to an aggregate of 10% of the outstanding shares of its common stock.

On December 18, 2000, the Board of Directors announced that it had authorized the Fund to conduct a tender offer in an effort to further enhance shareholder value. The tender offer commenced on January 31, 2001 and is set to expire at midnight on February 28, 2001 (the "Expiration Date"), unless the offer is extended. Under the terms of the offer, the Fund will purchase up to 20% of outstanding shares (3,018,000 shares) at a price equal to 98% of the Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange on the Expiration Date.

CONCENTRATION OF RISK

Investments in France may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, future political and economic developments and the level of French governmental supervision and regulation of the securities markets.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

     Selected data for a share of common stock outstanding throughout each year is presented below:

                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                    --------------------------------------------------------
                                                     2000         1999         1998         1997       1996
                                                    ------       ------       ------       ------     ------
Net asset value, beginning of year .............    $18.13       $16.41       $13.12       $13.37     $11.60
                                                    ------       ------       ------       ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...................     (0.08)        0.01         0.06         0.09        0.11
Net realized and unrealized gain (loss) on
  investments, futures contracts and foreign
  currency transactions ........................     (2.11)        5.50         5.26         1.49        2.53
                                                    ------       ------       ------       ------     ------
    Total income (loss) from investment
    operations .................................     (2.19)        5.51         5.32         1.58        2.64
                                                    ------       ------       ------       ------     ------
DIVIDENDS AND DISTRIBUTIONS:
From net investment income .....................        --        (0.00)(a)       --        (0.02)      (0.08)
In excess of net investment income .............        --           --           --        (0.03)      (0.00)(b)
From net realized gain on investments ..........     (3.91)       (3.80)       (2.03)       (1.78)      (0.79)
                                                    ------       ------       ------       ------     ------
     Total dividends and distributions .........     (3.91)       (3.80)       (2.03)       (1.83)      (0.87)
                                                    ------       ------       ------       ------     ------
CAPITAL SHARE TRANSACTIONS:
Anti-dilutive effect of shares repurchased .....      0.02         0.01           --           --          --
                                                    ------       ------       ------       ------     ------
Net asset value, end of year ...................    $12.05       $18.13       $16.41       $13.12     $13.37
                                                    ======       ======       ======       ======     ======
Market value, end of year ......................    $10.50       $15.31       $13.63       $10.50     $10.38
                                                    ======       ======       ======       ======     ======
TOTAL INVESTMENT RETURN: (c) ...................     (7.00)%      45.93%       48.20%       19.33%     13.91%
                                                    ======       ======       ======       ======     ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000 omitted) ..........  $181,798     $277,024     $251,876     $201,277    $205,123
Ratio of expenses to average net assets ........      1.44%(d)     1.33%(d)     1.38%(d)     1.48%       1.54%
Ratio of net investment income (loss) to
           average net assets ..................     (0.53)%(d)    0.07%(d)     0.38%(d)     0.64%       0.84%
Portfolio turnover .............................        82%          48%          47%          80%         83%

(a)  Dividend equal to $0.0025 per share.

(b)  Dividend equal to $0.0039 per share.

(c) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

(d) The Investment Adviser waived a portion of its fees during the years ended December 31, 2000, 1999 and 1998. If such waivers had not been made, the ratio of expenses to average net assets would have been 1.55%, 1.46%, and 1.46%, respectively, and the ratio of net investment income (loss) to average net assets would have been (0.64)%, (0.06)% and 0.30%, respectively.

The France Growth Fund, Inc.
--------------------------------------------------------------------------------

Report of Independent Accountants

--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The France Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The France Growth Fund, Inc. (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036

February 16, 2001
--------------------------------------------------------------------------------

Federal Tax Information (Unaudited)
--------------------------------------------------------------------------------

For the year ended December 31, 2000, the Fund has declared a 20% long-term capital gain of $57,957,533.

For the year ended December 31, 2000, the Fund intends to pass through to shareholders foreign taxes of $397,314 and has derived gross income from sources within foreign countries in the amount of $2,578,250.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Comparisons between changes in the Fund's net asset value per share and changes in the SBF Index should be considered in light of the Fund's investment policies and objective, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the euro/U.S. dollar exchange rate.

ALSTOM is a leading provider of energy and transport infrastructure. ALSTOM employs more than 140,000 people in over 70 countries and is headquartered in Paris, France. The names and trademarks of ALSTOM (including "ALSTOM" itself) are the exclusive property of ALSTOM S.A.